Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION
The following unaudited pro forma condensed financial information reflects the statements of income for the nine months ended September 30, 2023, and for the years ended December 31, 2022, December 31, 2021, and December 31, 2020, as if the Asset Sale had occurred on January 1, 2020. The unaudited pro forma condensed balance sheet as of September 30, 2023, assumes that the Asset Sale occurred as of September 30, 2023. The unaudited pro forma condensed financial information should be read together with the Company’s historical consolidated financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in its annual report on Form 10-K for the fiscal year ended December 31, 2022, and in its quarterly report on Form 10-Q for the nine months ended September 30, 2023.
The unaudited pro forma condensed financial information is presented based on information currently available, is intended for informational purposes, is not intended to represent what the Company’s consolidated statements of income and balance sheet actually would have been had the Asset Sale occurred on the dates indicated above and do not reflect all actions that may be undertaken by the Company after the Asset Sale. In addition, the unaudited pro forma condensed financial information is not necessarily indicative of the Company’s results of operations and financial position for any future period.
The “Historical Eastern Bankshares, Inc.” column in the unaudited pro forma condensed financial information reflects the Company’s historical consolidated financial information for the periods presented and does not reflect any adjustments related to the Asset Sale and related transactions.
The information in the “Pro Forma Adjustments” column in the unaudited pro forma condensed statements of income was derived from the Company’s consolidated financial information and related accounting records for the nine months ended September 30, 2023 and fiscal years ended December 31, 2022, 2021, and 2020, and reflects the removal of substantially all of the historical operating results of Eastern Insurance Group LLC (“EIG”). Pro forma adjustments do not include any allocation of general corporate overhead expense or interest expense of the Company to EIG. Pro forma adjustments do not reflect what EIG’s results of operations would have been on a stand-alone basis, and are not necessarily indicative of future results of operations. Beginning in the third quarter of fiscal year 2023, EIG’s historical financial results for periods prior to the Asset Sale will be reflected in the Company’s consolidated financial statements as discontinued operations.
The information in the “Pro Forma Adjustments” column in the unaudited pro forma condensed financial information was based on available information and assumptions that the Company’s management believes are reasonable, that reflect the impacts of events directly attributable to the Asset Sale and related transactions that are factually supportable, and for purposes of the consolidated statements of operations, are expected to have a continuing impact on the Company. The pro forma adjustments do not reflect future events that may occur after the Asset Sale, including potential selling, general and administrative dis-synergies and the expected charges, the expected realization of any cost savings and other synergies, or the usage of the expected cash distribution received from Arthur J. Gallagher Risk Management Services, LLC (“Gallagher”) in connection with the Asset Sale.
The unaudited pro forma condensed financial information is provided for illustrative information purposes only. The unaudited pro forma condensed financial information is not necessarily, and should not be assumed to be, an indication of the actual results that would have been achieved had the Asset Sale been completed as of the dates indicated or that may be achieved in the future. The pro forma financial information has been prepared by the Company in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures About Acquired and Disposed Businesses, as adopted by the SEC on May 21, 2020.
The unaudited pro forma condensed financial information also does not consider any potential effects of changes in market conditions on revenues, expense efficiencies, asset dispositions, and share repurchases, among other factors. The pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma condensed financial information.

UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
As of September 30, 2023

		Transaction Accounting Adjustments
	Historical Eastern Bankshares, Inc.	Pro forma Adjustments	Note 2	Pro forma Condensed
	(In thousands)
ASSETS
Cash and due from banks	$72,689	$490,663	B	$563,352
Short-term investments	536,119	—		536,119
Cash and cash equivalents	608,808	490,663		1,099,471
Securities	4,717,418	—		4,717,418
Loans held for sale	23,892	—		23,892
Loans	13,899,968	—		13,899,968
Allowance for loan losses	(155,146)	—		(155,146)
Net loans	13,744,822	—		13,744,822
FHLB stock	37,125	—		37,125
Premises and equipment	59,033	—		59,033
Bank-owned life insurance	163,700	—		163,700
Goodwill and other intangibles, net	566,709	—		566,709
Deferred income taxes, net	416,081	—		416,081
Prepaid expenses	156,113	—		156,113
Other assets	527,873	(113,136)	C	414,737
Assets of discontinued operations	124,718	(124,718)	A	—
Total assets	$21,146,292	$252,809		$21,399,101
LIABILITIES AND EQUITY
Deposits	$17,424,169	$—		$17,424,169
Borrowed funds	715,372	—		715,372
Other liabilities	525,378	—		525,378
Liabilities of discontinued operations	34,820	(34,820)	A	—
Total liabilities	18,699,739	(34,820)		18,664,919
Shareholders’ equity
Common stock	1,766	—		1,766
Additional paid in capital	1,661,136	—		1,661,136
Unallocated common shares held by the Employee Stock Ownership Plan	(133,992)	—		(133,992)
Retained earnings	1,747,225	287,629	C	2,034,854
Accumulated other comprehensive income, net of tax	(829,582)	—		(829,582)
Total shareholders’ equity	2,446,553	287,629		2,734,182
Total liabilities and shareholders’ equity	$21,146,292	$252,809		$21,399,101
See the accompanying Notes to the Unaudited Pro Forma Condensed Financial Information.

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UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
For the Nine Months Ended September 30, 2023

		Transaction Accounting Adjustments
Nine Months Ended September 30, 2023	Historical Eastern Bankshares, Inc.	Pro forma Adjustments (Note 2A)	Pro forma Condensed
	(Dollars in thousands, except per share data)
Interest and dividend income:
Interest and fees on loans	$483,676	$—	$483,676
Taxable interest and dividends on available-for-sale securities	77,451	—	77,451
Non-taxable interest and dividends on available-for-sale securities	4,302	—	4,302
Interest on federal funds sold and other short-term investments	27,384	—	27,384
Total interest and dividend income	592,813	—	592,813
Interest expense:
Interest on deposits	158,686	—	158,686
Interest on borrowings	17,025	—	17,025
Total interest expense	175,711	—	175,711
Net interest income	417,102	—	417,102
Provision for allowance for loan losses	14,854	—	14,854
Net interest income after provision for loan losses	402,248	—	402,248
Noninterest income:
Service charges on deposit accounts	21,117	—	21,117
Trust and investment advisory fees	18,136	—	18,136
Debit card processing fees	10,071	—	10,071
Losses on sales of securities available for sale, net	(333,170)	—	(333,170)
Other	19,354	—	19,354
Total noninterest income	(264,492)	—	(264,492)
Noninterest expense:
Salaries and employee benefits	185,264	—	185,264
Office occupancy and equipment	26,797	—	26,797
Data processing	38,555	—	38,555
Professional services	13,277	—	13,277
FDIC insurance	8,388	—	8,388
Other	25,292	—	25,292
Total noninterest expense	297,573	—	297,573
Loss from continuing operations before income tax benefit	(159,817)	—	(159,817)
Income tax benefit	(65,619)	—	(65,619)
Net loss from continuing operations	(94,198)	—	(94,198)
Net income from discontinued operations	7,872	(7,872)	—
Net loss	$(86,326)	$(7,872)	$(94,198)
Basic (loss) earnings per share:
Basic loss per share from continuing operations	$(0.58)		$(0.58)
Basic earnings per share from discontinued operations	0.05		N/A
Basic loss per share	$(0.53)		$(0.58)
Diluted earnings per share:
Diluted earnings per share from continuing operations	$0.58		$(0.58)
Diluted earnings per share from discontinued operations	0.05		N/A
Diluted (loss) earnings per share	$0.63		$(0.58)
Basic weighted average shares	162,199,158
Diluted weighted average shares	162,260,503
See the accompanying Notes to the Unaudited Pro Forma Condensed Financial Information.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
For the Year Ended December 31, 2022

		Transaction Accounting Adjustments
Year Ended December 31, 2022	Historical Eastern Bankshares, Inc.	Pro forma Adjustments (Note 2A)	Pro forma Condensed
	(Dollars in thousands, except per share data)
Interest and dividend income:
Interest and fees on loans	$476,041	$—	$476,041
Taxable interest and dividends on available-for-sale securities	118,690	—	118,690
Non-taxable interest and dividends on available-for-sale securities	7,179	—	7,179
Interest on federal funds sold and other short-term investments	3,271	—	3,271
Total interest and dividend income	605,181	—	605,181
Interest expense:
Interest on deposits	28,621	—	28,621
Interest on borrowings	8,506	—	8,506
Total interest expense	37,127	—	37,127
Net interest income	568,054	—	568,054
Provision for allowance for loan losses	17,925	—	17,925
Net interest income after provision for loan losses	550,129	—	550,129
Noninterest income:
Insurance commissions	99,232	(99,232)	—
Service charges on deposit accounts	30,392	—	30,392
Trust and investment advisory fees	23,593	—	23,593
Debit card processing fees	12,644	—	12,644
Losses on sales of securities available-for-sale, net	(3,157)	—	(3,157)
Other	13,457	(179)	13,278
Total noninterest income	176,161	(99,411)	76,750
Noninterest expense:
Salaries and employee benefits	298,186	(65,089)	233,097
Office occupancy and equipment	40,764	(3,319)	37,445
Data processing	57,273	(4,335)	52,938
Professional services	16,814	(1,009)	15,805
FDIC insurance	6,250	—	6,250
Other	50,315	(7,201)	43,114
Total noninterest expense	469,602	(80,953)	388,649
Income before income tax expense	256,688	(18,458)	238,230
Income tax expense	56,929	(5,210)	51,719
Net income	$199,759	$(13,248)	$186,511
Basic earnings per share	$1.21		$1.13
Diluted earnings per share	$1.21		$1.13
Basic weighted average shares	165,510,357
Diluted weighted average shares	165,648,571
See the accompanying Notes to the Unaudited Pro Forma Condensed Financial Information.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
For the Year Ended December 31, 2021

		Transaction Accounting Adjustments
Year Ended December 31, 2021	Historical Eastern Bankshares, Inc.	Pro forma Adjustments (Note 2A)	Pro forma Condensed
	(Dollars in thousands, except per share data)
Interest and dividend income:
Interest and fees on loans	$367,585	$—	$367,585
Taxable interest and dividends on available-for-sale securities	58,312	—	58,312
Non-taxable interest and dividends on available-for-sale securities	7,376	—	7,376
Interest on federal funds sold and other short-term investments	1,886	—	1,886
Total interest and dividend income	435,159	—	435,159
Interest expense:
Interest on deposits	5,167	—	5,167
Interest on borrowings	165	—	165
Total interest expense	5,332	—	5,332
Net interest income	429,827	—	429,827
Release of allowance for loan losses	(9,686)	—	(9,686)
Net interest income after release of loan losses	439,513	—	439,513
Noninterest income:
Insurance commissions	94,704	(94,704)	—
Service charges on deposit accounts	24,271	—	24,271
Trust and investment advisory fees	24,588	—	24,588
Debit card processing fees	12,118	—	12,118
Gains on sales of securities available-for-sale, net	1,166	—	1,166
Other	36,308	(1,014)	35,294
Total noninterest income	193,155	(95,718)	97,437
Noninterest expense:
Salaries and employee benefits	295,916	(68,292)	227,624
Office occupancy and equipment	40,465	(3,204)	37,261
Data processing	50,839	(4,424)	46,415
Professional services	21,879	(596)	21,283
FDIC insurance	4,226	—	4,226
Other	30,631	(6,485)	24,146
Total noninterest expense	443,956	(83,001)	360,955
Income before income tax expense	188,712	(12,717)	175,995
Income tax expense	34,047	(3,583)	30,464
Net income	$154,665	$(9,134)	$145,531
Basic earnings per share	$0.90		$0.85
Diluted earnings per share	$0.90		$0.85
Basic weighted average shares	172,192,336
Diluted weighted average shares	172,252,057
See the accompanying Notes to the Unaudited Pro Forma Condensed Financial Information.

UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
For the Year Ended December 31, 2020

		Transaction Accounting Adjustments
Year Ended December 31, 2020	Historical Eastern Bankshares, Inc.	Pro forma Adjustments (Note 2A)	Pro forma Condensed
	(Dollars in thousands, except per share data)
Interest and dividend income:
Interest and fees on loans	$372,152	$—	$372,152
Taxable interest and dividends on available-for-sale securities	31,825	—	31,825
Non-taxable interest and dividends on available-for-sale securities	7,588	—	7,588
Interest on federal funds sold and other short-term investments	1,757	—	1,757
Interest and dividends on trading securities	6	—	6
Total interest and dividend income	413,328	—	413,328
Interest expense:
Interest on deposits	11,315	—	11,315
Interest on borrowings	762	—	762
Total interest expense	12,077	—	12,077
Net interest income	401,251	—	401,251
Provision for allowance for loan losses	38,800	—	38,800
Net interest income after provision for loan losses	362,451	—	362,451
Noninterest income:
Insurance commissions	94,495	(94,495)	—
Service charges on deposit accounts	21,560	—	21,560
Trust and investment advisory fees	21,102	—	21,102
Debit card processing fees	10,277	—	10,277
Loss on trading securities, net	(4)	—	(4)
Gains on sales of securities available-for-sale, net	288	—	288
Other	30,655	(199)	30,456
Total noninterest income	178,373	(94,694)	83,679
Noninterest expense:
Salaries and employee benefits	261,827	(60,593)	201,234
Office occupancy and equipment	33,796	(3,176)	30,620
Data processing	45,259	(4,049)	41,210
Professional services	16,445	(770)	15,675
Charitable contributions	95,272	—	95,272
FDIC insurance	3,734	—	3,734
Other	48,590	(6,844)	41,746
Total noninterest expense	504,923	(75,432)	429,491
Income before income tax expense	35,901	(19,262)	16,639
Income tax expense	13,163	(5,385)	7,778
Net income	$22,738	$(13,877)	$8,861
Basic earnings per share	$0.13		$0.05
Diluted earnings per share	$0.13		$0.05
Basic weighted average shares	171,812,535
Diluted weighted average shares	171,812,535
See the accompanying Notes to the Unaudited Pro Forma Condensed Financial Information.

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EASTERN BANKSHARES, INC.
NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS
1. Basis of Presentation
The accompanying unaudited pro forma condensed financial information and related notes were prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed statements of income for the nine months ended September 30, 2023 and the years ended December 31, 2022, 2021 and 2020 separates substantially all of the operating results of EIG from the historical consolidated income statement of the Company, giving effect to the Asset Sale as if it had been completed on January 1, 2020. The unaudited pro forma condensed balance sheet as of September 30, 2023 separates substantially all of the assets and certain liabilities of EIG from the historical consolidated balance sheet of the Company, giving effect to the Asset Sale as if it had been completed on September 30, 2023.
The unaudited pro forma condensed financial information and explanatory notes have been prepared to illustrate the effects of the Asset Sale. The unaudited pro forma condensed financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the company had the sale been completed on January 1, 2020, nor does it necessarily indicate the results of operations in future periods or the future financial position of the Company.
2. Pro Forma Adjustments to the Unaudited Condensed Balance Sheet and Income Statements
The unaudited condensed pro forma statements of operations for the nine months ended September 30, 2023, and the years ended December 31, 2022, 2021, and 2020, and the unaudited pro forma condensed balance sheet as of September 30, 2023, include the following adjustments:
A.Reflects the sale of substantially all of the assets and transfer of certain liabilities of EIG, including the associated results of operations.
B.Reflects the receipt of net cash consideration which includes the following:

Gross purchase price pursuant to Asset Purchase Agreement	$515,000
Transaction costs settled at closing	(17,041)
Settlement of certain obligations of the seller primarily related to employee post-retirement liabilities originating prior to closing	(4,066)
Working capital adjustment settled at closing	4,189
Net cash proceeds at closing	498,082
Fiduciary cash transferred to Gallagher	(7,419)
Adjusted net proceeds	$490,663
C.Reflects the impact to the Company’s total shareholders’ equity from the estimated gain on sale, net of tax, of substantially all of the assets and transfer of certain liabilities of EIG to Gallagher. The tax effect was computed using the Company’s statutory tax rate of 28.23%.